Exhibit 99.1

ASSET RICH DEBT FREE LEVERAGE TO GOLD, SILVER & COPPER PDAC March 7, 2017 Corporate Presentation

Cautionary Statement 2 This presentation contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentation, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. The Company's dividend policy will be reviewed periodically by the Board of Directors and is subject to change based on certain factors such as the capital needs of the Company and its future operating results. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. All currency information quoted in U.S. dollars. To see end notes, technical disclosure, cautionary guidance, and cautionary note regarding NON-GAAP measures, go to www.mcewenmining.com/files/presentation_disclosure.pdf If you are risk adverse, don’t buy our stock. Don’t rely on anything in this presentation.

Investing in Mining Shares Here is What I Look At: 3 Financial Strength Operating Mines Revenue Management’s Investment Growth Market Liquidity Wildcards

MUX Scorecard (US$) 4 Financial Strength? US$55M, No Debt Operating Mines? 2016 Cash Flow $25M Earnings $21M Revenue Limits? None, Not Sold Metal Streams or Royalties Management’s Investment? Big, $127 Million Cost Base Growth? Yes, 2018 Gold Bar, 2019 El Gallo Silver Market Liquidity? 4.3M Avg Daily Share Volume Wildcards? Big Copper Deposit

Improving Financial Results 5 Cash provided by operating activities, which is presented on the consolidated statement of cash flow, for the 2016, 2015, 2014 10-Q. Cash & liquid assets in cash, investments and precious metals at market price. This non-GAAP disclosure is defined in 2016, 2015, 2014 10-K. 12 Months 2016 12 Months 2015 12 Months 2014 Cash Flow / Share $0.08 $0.05 ($0.05) Earnings / Share $0.07 ($0.07) ($1.05) Working Capital $58 M $32.4 M $15.6 M Book Value / Share $1.48 $1.4 $1.48 Debt $0 $3.4 M $0 Cash & Liquid Assets $58.8 M $32 M $18.3 M Avg. Gold Price $1,249 $1,160 $1,266

Next Payment August 2017 Capital Distribution to Shareowners 6 1¢ Per Share Paid Semi-Annually In February & August Tax Free in US & Canada We have a Yield

MUX Scorecard (US$) 7 Financial Strength? US $55M, No Debt Operating Mines? 2016 Cash Flow $25M Earnings $21M Revenue Limits? None, Not Sold Metal Streams or Royalties Management’s Investment? Big, $127 Million Cost Base Growth? Yes, 2018 Gold Bar, 2019 El Gallo Silver Market Liquidity? 4.3M Avg Daily Share Volume Wildcards? Big Copper Deposit

Generating Positive Free Cash Flow 8 1 Treasury in cash, investments and precious metals at market price. As of February 27, 2017. US$ Millions US$ Millions Treasury No Debt No Streaming No Financing Anti-Royalties $25.2M $15.6M Treasury1 $55.2 M $0 $20 $40 $60 Dec-31 Dec-31 Dec-31 27-Feb 2014 2015 2016 2017 -$50 -$40 -$30 -$20 -$10 $0 $10 $20 $30 2013 2014 2015 2016

9 Gold / silver ratio 75:1. Based on internal estimates. 2017E Production 31% 69% 42% 58% 2019E Production Silver 3,324,000 oz Gold 99,700 oz Silver 7,300,000 oz Gold 137,000 oz

Decreasing Costs 10 US $ / oz Au Eq Gold / silver ratio 75:1. 2017 based on internal estimates. $990 $780 $954 $760 $900 $760 $610 $524 Total Cash Cost All in Sustaining Cash Costs 0 200 400 600 800 1000 1200 2013A 2014A 2015A 2016A 2017E El Gallo Mine 0 200 400 600 800 1000 1200 2013A 2014A 2015A 2016A 2017E San José Mine

MUX Scorecard (US$) 11 Financial Strength? US $55M, No Debt Operating Mines? ? 2016 Cash Flow $25M Earnings $21M Revenue Limits? None, Not Sold Metal Streams or Royalties Management’s Investment? Big, $127 Million Cost Base Growth? Yes, 2018 Gold Bar, 2019 El Gallo Silver Market Liquidity? 4.3M Avg Daily Share Volume Wildcards? Big Copper Deposit

MUX Scorecard (US$) 12 Financial Strength? US $55M, No Debt Operating Mines? ? 2016 Cash Flow $25M Earnings $21M Revenue Limits? None, Not Sold Metal Streams or Royalties Management’s Investment? Big, $127 Million Cost Base Growth? Yes, 2018 Gold Bar, 2019 El Gallo Silver Market Liquidity? 4.3M Avg Daily Share Volume Wildcards? Big Copper Deposit

Cost Base $127M Big Insider Ownership Strong Alignment with Shareowners 13 Rob McEwen Chief Owner 25% $1 Annual salary No cash bonus No options

Building Management for Growth 14 Xavier Ochoa Extensive experience with all stages of feasibility, development and operations of large scale projects: Antamina, Las Bambas and Antapaccay in Peru, and El Pachon. Former Vice President of Projects for Glencore and Construction Manager for Bechtel. Masters Mining Engineering. Strong senior executive, management skills developed managing large open pit and underground operations for gold, silver & copper with Goldcorp, Glencore, Xstrata and Barrick. Mining Engineer. President & COO Donald Brown SVP, Projects Ron Espell Environmental Director Jeff Snyder General Manager Barrick, American Vanadium, and various governmental roles within the Nevada State Mining Regulation & Reclamation. Environmental Geology. Twin Creeks, Lone Tree, Midas, Carlin Mine, and Hycroft. Metallurgical Engineer.

MUX Scorecard (US$) 15 Financial Strength? US $55M, No Debt Operating Mines? ? 2016 Cash Flow $25M Earnings $21M Revenue Limits? None, Not Sold Metal Streams or Royalties Management’s Investment? Big, $127 Million Cost Base Growth? Yes, 2018 Gold Bar, 2019 El Gallo Silver Market Liquidity? 4.3M Avg Daily Share Volume Wildcards? Big Copper Deposit

Production Growth – Gold Equivalent Ounces 16 154koz 127koz 121koz 88koz Production in gold equivalent ounces. Gold / silver ratio 75:1. 2017-2020 based on internal estimates. 1 2018 includes ramp-up production from Gold Bar of 10koz production. (Estimated 75koz annualized) 2 2019 includes El Gallo Silver estimated 30k gold equivalent production assuming a silver price of over $21.00 per oz. 144koz 144koz 1 146koz 198koz 2 199koz

Development Pipeline: Gold Bar – Gold 17 Cortez Trend Nevada, USA Gold Price $1,150 $1,250 $1,350 After Tax IRR 20% 30% 40% Payback 3 yrs 2.4 yrs 1.9 yrs Positive Feasibility Study (Oct 2015) @ $1,150 / oz Open Pit, Heap Leach, 1.1 gpt oxide ore, Low Capex Economic Sensitivity

Development Pipeline: Gold Bar – Gold



Cortez Trend
Nevada, USA

Key Features

1. **Great Address**
2. Open Pit, Heap Leach
   0.032 opt (1.1 gpt)
3. Annual Avg Production
   65 koz Gold
4. Cash Costs
   $728/oz
5. Mine Life
   6 Years
6. Mine Permitting Expected
   2H 2017



Silver Standard
Marigold
BMX
Battle Mountain Cortez Trend
Barrick's Biggest Gold Mine
Premier
McCoy-Cove
Cortez Pipeline
Cortez
Gold Rush Discovery
Tonkin
Gold Bar
N
0 10 20
Km
Waterton
Ruby Hill

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LEVERAGE TO SILVER

Development Pipeline: El Gallo Silver




Sinaloa
State
Mexico

Key Features

1. Location
   Near Existing Operations
2. Grade
   125 gpt Silver
3. Projected Avg Annual Production[1]
   3.5 Moz Silver / Yr
4. Requires Higher Silver Price
   +$21 / oz
5. Alternatives Being Studied


MUX Property Outline
El Gallo
Silver
El Gallo
Mine
0
3
6
Miles
N

[1]Feasibility study based on internal economic studies, September 2012 @ $25/oz Silver, $1,415/oz Gold.

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MUX Scorecard (US$) 20 Financial Strength? US $55M, No Debt Operating Mines? ? 2016 Cash Flow $25M Earnings $21M Revenue Limits? None, Not Sold Metal Streams or Royalties Management’s Investment? Big, $127 Million Cost Base Growth? Yes, 2018 Gold Bar, 2019 El Gallo Silver Market Liquidity? 4.3M Avg Daily Share Volume Wildcards? Big Copper Deposit

4.3 M US$930 M @$3.10 Market Cap 304 M 300 M Common Shares 21 Source: Bloomberg. US$. As of March 6, 2017. 1Share volume NYSE and TSX combined. 2016 Avg. Daily Share Volume Trading Liquidity1 NYSE & TSX MARKET FACTS Weekly Volume (Millions Shares) Shares Outstanding Fully Diluted 25% 25% 11% 39% Ownership Rob McEwen Index Funds Institutional Retail/Unidentified 0 20 40 60 80 2000 2004 2008 2012 2016

22 Source: Bloomberg. US$. As of March 6, 2017. 1Three year average. High Beta1 To Gold 2.8x Significant Leverage to Gold Price $9.50 $9.15 $0.42 $0.36 $3.10 26x 22x $0.65 Rob McEwen Becomes CEO US Gold McEwen Mining Share Price US$ 5x Since July 2015 0 2 4 6 8 10 2000 2004 2008 2012 2016

MUX Scorecard (US$) 23 Financial Strength? US $55M, No Debt Operating Mines? ? 2016 Cash Flow $25M Earnings $21M Revenue Limits? None, Not Sold Metal Streams or Royalties Management’s Investment? Big, $127 Million Cost Base Growth? Yes, 2018 Gold Bar, 2019 El Gallo Silver Market Liquidity? 4.3M Avg Daily Share Volume Wildcards? Big Copper Deposit

Los Azules – Leverage to Copper


San Juan
Province,
Argentina

19.7 Billion lbs Cu @ 0.55% + Gold & Silver Resources[1]


2.3 miles

Key Features

1. Large Deposit[1]
   Gold Equivalent +40Moz
2. Government Tax Changes Big Impact on Capex & Opex
3. New PEA Underway

[1]August 1, 2013 NI 43-101 Technical Report, Los Azules Porphyry Copper Project.
Resources: indicated copper 5.4 B lb, inferred 14.3 B lbs.

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Los Azules - Panoramic View - Looking South Preliminary Locations Proposed for Mine Facilities and Infrastructure 25 Northern Waste Dumps Los Azules Mine Primary Crusher Coarse Ore Conveyor Concentrator Facilities Tailings Pond Air Strip Tailings Dam

Reasons why gold looks good now 26

27 Gold vs Dow YTD Source: Bloomberg. As of March 6, 2017 Gold Dow GDX GDXJ % -50 0 50 100 150 200

28 Federal Debt Source: Federal Reserve Bank of St. Louis. As of Dec 22, 2016. $20 Trillion

29 # of Gold Ounces to Buy the DJIA Source: Bloomberg. As of March 6, 2017 17 oz Mar 6, 2017

MUX Scorecard (US$) 30 Financial Strength? US $55M, No Debt Operating Mines? 2016 Cash Flow $25M Earnings $21M Revenue Limits? None, Not Sold Metal Streams or Royalties Management’s Investment? Big, $127 Million Cost Base Growth? Yes, 2018 Gold Bar, 2019 El Gallo Silver Market Liquidity? 4.3M Avg Daily Share Volume Wildcards? Big Copper Deposit

Gold Shares Offer Better Upside Potential Than Gold 31 Source: Bloomberg. US$. 2010-2012 date & high closing price. 1. Percentage Increase (or decrease) needed to achieve 2010-12 highs. Franco Nevada 2012-10-05 $60.85. Royal Gold 2012-09-28 $99.83. Gold 2011-09-05 $1900. Agnico Eagle 2010-12-06 $87.13.Newmont 2011-11-07 $72.13. McEwen 2011-04-08 $9.15. GDX 2011-09-08 $66.63. Current closing price as of March 3, 2017. McEwen Potential Gain1 Still Plenty Of Upside McEwen Newmont Agnico Eagle Gold Royal Gold Franco Nevada 178% 112% 111% 54% 53% - 3%